September 14, 2001


                                THE UNIFIED FUNDS

                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 2001


The Taxable Money Market Fund (the "Fund") is open for shareholder transactions and will continue to be open for business each day that the Federal Reserve Bank of New York (the "Fed") is open. This change to the Fund's business days is designed to provide shareholders the ability to access their cash investment while the New York Stock Exchange ("NYSE") remains closed. When the NYSE resumes normal operations, the Fund will revert back to its normal policy regarding days of operation. Typically, the Fund is open for business only on days that both the Fed and the NYSE are open. To perform a Fund transaction, please call 1-800-408-4682. This action is subject to change. Unified Investment Advisers, Inc., the Fund's investment adviser, will provide updated information as necessary.



This supplement and the Prospectus dated February 1, 2001 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated February 1, 2001, which is incorporated herein by reference and can be obtained without charge by calling the Funds at 1-800-408-4682.